Exhibit 99.1

RANCON REALTY FUND V, A CALIFORNIA LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On March 7, 2013, Rancon Realty Fund V, A California Limited Partnership (the “Partnership”), sold the real property commonly known as Three Carnegie Plaza, located in San Bernardino, California (the “Property”). The total sale price for the Property was $8,000,000, with $3,200,000 paid by the Buyer in cash and the balance paid by the Buyer’s issuance of a promissory note to the Partnership, in the amount of $4,800,000, bearing interest at the rate of 5.5% per annum. The Note is due and payable in full on the date sixty days from the closing of the Property sale; provided, however, the buyer may elect to extend such maturity date for an additional sixty days.

The following unaudited pro forma consolidated financial statements of the Partnership have been prepared to reflect the effect of the sale as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed. The following unaudited pro forma consolidated financial statements of the Partnership are presented to comply with Item 9.01(b) of Form 8-K and follow guidelines of the Securities and Exchange Commission (“SEC”). The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2012 and 2011 and for the years ended December 31, 2011, 2010 and 2009 are based on the historical consolidated statements of operations of the Partnership, and give effect to the sale as if it had occurred on January 1, 2009. The unaudited pro forma consolidated balance sheet as of September 30, 2012 is based on the balance sheet of the Partnership on that date, and gives effect to the sale as if it occurred on September 30, 2012.

The unaudited pro forma consolidated financial statements presented below are based on assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements were directly attributable to the sale, are factually supportable, are based upon available information and assumptions that the Partnership considers reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.

The unaudited pro forma consolidated financial information, and the accompanying notes, should be read in conjunction with the Partnership’s audited consolidated financial statements and notes thereto included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on March 30, 2012 and the Quarterly Report on Form 10-Q for the period ended September 30, 2012 filed on November 14, 2012.

Rancon Realty Fund V,

A California Limited Partnership

Unaudited Pro Forma Consolidated Balance Sheet

(in thousands)

As of September 30, 2012

	As Reported (A)	Property Sold (B)		Pro Forma
Assets
Investments in real estate:
Rental properties	$77,827	(11,167	)(B1)	$66,660
Accumulated depreciation and amortization	(31,136)	2,831	(B1)	(28,305)

	46,691	(8,336)		38,355
Land held for development	1,494	—		1,494

Total investments in real estate	48,185	(8,336)		39,849

Cash and cash equivalents	4,990	2,877	(B2)	7,867
Accounts receivable, net	126	4	(B1)	130
Note receivable	—	4,800	(B2)	4,800
Prepaid expenses & other assets	3,010	(463	)(B1)	2,547
Deferred costs, net	2,329	(214	)(B1)	2,115

Total assets	$58,640	(1,332)		$57,308

Liabilities and Partners’ Equity
Liabilities:
Mortgage loans	$50,940	—		$50,940
Accounts payable and accrued expenses	759	(69	)(B1)	690
Prepaid rent	212	(20	)(B1)	192
Security deposits	375	(61	)(B1)	314

Total liabilities	52,286	(150)		52,136

Commitments and contingencies

Partners’ equity	6,354	(1,182	)(B3)	5,172

Total liabilities and partners’ equity	$58,640	(1,332)		$57,308

See accompanying notes to these unaudited pro forma consolidated financial statements.

Rancon Realty Fund V,

A California Limited Partnership

Unaudited Pro Forma Consolidated Statement of Operations

(in thousands, except per unit amounts and units outstanding)

For the nine months ended September 30, 2012

	As Reported (C)	Amounts transferred to discontinued operations (D)	Pro Forma
Operating revenue:
Rental revenue and other	$8,102	(794)	$7,308
Tenant reimbursements	557	(16)	541

Total operating revenue	8,659	(810)	7,849

Expenses:
Property operating expenses	4,869	(497)	4,372
Depreciation and amortization	3,278	(433)	2,845
Provision for impairment of real estate assets			—
General and administrative	692	—	692

Total operating expenses	8,839	(930)	7,909

Operating loss	(180)	120	(60)

Interest and other income	23	—	23
Interest expense (including amortzation of loan fees)	(2,195)	—	(2,195)

Net loss before gain on sale of property and loss from discontinued operations	(2,352)	120	(2,232)

Net gain on sale of property	486	—	486
Loss from discontinued operations	—	(120)	(120)

Net loss	$(1,866)	—	$(1,866)

Basic and diluted net loss per limited partnership unit	$(19.73)		$(18.44)

Weighted average number of limited partnership units outstanding	83,898		83,898

See accompanying notes to these unaudited pro forma consolidated financial statements.

Rancon Realty Fund V,

A California Limited Partnership

Unaudited Pro Forma Consolidated Statement of Operations

(in thousands, except per unit amounts and units outstanding)

For the nine months ended September 30, 2011

	As Reported (C)	Amounts transferred to discontinued operations (D)	Pro Forma
Operating revenue:
Rental revenue and other	$8,731	(768)	$7,963
Tenant reimbursements	485	(14)	471

Total operating revenue	9,216	(782)	8,434

Expenses:
Property operating expenses	4,918	(505)	4,413
Depreciation and amortization	3,641	(406)	3,235
Provision for impairment of real estate assets			—
General and administrative	708	—	708

Total operating expenses	9,267	(911)	8,356

Operating loss	(51)	129	78

Interest and other income	9	—	9
Interest expense (including amortzation of loan fees)	(2,237)	—	(2,237)

Net loss before gain on sale of property and loss from discontinued operations	(2,279)	129	(2,150)

Loss from discontinued operations	—	(129)	(129)

Net loss	$(2,279)	—	$(2,279)

Basic and diluted net loss per limited partnership unit	$(24.45)		$(23.06)

Weighted average number of limited partnership units outstanding	83,898		83,898

See accompanying notes to these unaudited pro forma consolidated financial statements.

Rancon Realty Fund V,

A California Limited Partnership

Unaudited Pro Forma Consolidated Statement of Operations

(in thousands, except per unit amounts and units outstanding)

For the year ended December 31, 2011

	As Reported (C)	Amounts transferred to discontinued operations (D)	Pro Forma
Operating revenue:
Rental revenue and other	$11,519	(1,034)	$10,485
Tenant reimbursements	695	(33)	662

Total operating revenue	12,214	(1,067)	11,147

Expenses:
Property operating expenses	6,410	(655)	5,755
Depreciation and amortization	5,852	(550)	5,302
Provision for impairment of real estate assets			—
General and administrative	916	—	916

Total operating expenses	13,178	(1,205)	11,973

Operating loss	(964)	138	(826)

Interest and other income	9	—	9
Interest expense (including amortzation of loan fees)	(2,976)	—	(2,976)

Net loss before gain on sale of property and loss from discontinued operations	(3,931)	138	(3,793)

Loss from discontinued operations	—	(138)	(138)

Net loss	$(3,931)	—	$(3,931)

Basic and diluted net loss per limited partnership unit	$(42.17)		$(40.69)

Weighted average number of limited partnership units outstanding	83,898		83,898

See accompanying notes to these unaudited pro forma consolidated financial statements.

Rancon Realty Fund V,

A California Limited Partnership

Unaudited Pro Forma Consolidated Statement of Operations

(in thousands, except per unit amounts and units outstanding)

For the year ended December 31, 2010

	As Reported (C)	Amounts transferred to discontinued operations (D)	Pro Forma
Operating revenue:
Rental revenue and other	$14,133	(2,909)	$11,224
Tenant reimbursements	907	(61)	846

Total operating revenue	15,040	(2,970)	12,070

Expenses:
Property operating expenses	6,809	(771)	6,038
Depreciation and amortization	5,528	(1,002)	4,526
Provision for impairment of real estate assets	2,300	—	2,300
General and administrative	843	—	843

Total operating expenses	15,480	(1,773)	13,707

Operating loss	(440)	(1,197)	(1,637)

Interest and other income	5	—	5
Interest expense (including amortzation of loan fees)	(3,029)	—	(3,029)

Net loss before income from discontinued operations	(3,464)	(1,197)	(4,661)

Income from discontinued operations	—	1,197	1,197

Net loss	$(3,464)	—	$(3,464)

Basic and diluted net loss per limited partnership unit	$(37.16)		$(50.00)

Weighted average number of limited partnership units outstanding	83,898		83,898

See accompanying notes to these unaudited pro forma consolidated financial statements.

Rancon Realty Fund V,

A California Limited Partnership

Unaudited Pro Forma Consolidated Statement of Operations

(in thousands, except per unit amounts and units outstanding)

For the year ended December 31, 2009

	As Reported (C)	Amounts transferred to discontinued operations (D)	Other Pro Forma Adjustments (E)	Pro Forma
Operating revenue:
Rental revenue and other	$13,752	(1,694)	—	$12,058
Tenant reimbursements	1,162	(73)	—	1,089

Total operating revenue	14,914	(1,767)	—	13,147

Expenses:
Property operating expenses	7,042	(746)	—	6,296
Depreciation and amortization	5,089	(660)	—	4,429
Provision for impairment of real estate assets	—	—	—	—
General and administrative	898	—	—	898

Total operating expenses	13,029	(1,406)	—	11,623

Operating loss	1,885	(361)	—	1,524

Interest and other income	13	—	43	56
Interest expense (including amortzation of loan fees)	(3,080)	—	—	(3,080)

Net (loss) income before gain on sale of property and loss from discontinued operations	(1,182)	(361)	43	(1,500)

Loss from discontinued operations	—	361	—	361

Net (loss) income	$(1,182)	—	43	$(1,139)

Basic and diluted net loss per limited partnership unit	$(12.68)			$(16.09)

Weighted average number of limited partnership units outstanding	83,898			83,898

See accompanying notes to these unaudited pro forma consolidated financial statements.

RANCON REALTY FUND V, A CALIFORNIA LIMITED PARTNERSHIP

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

(A)	Reflects the Partnership’s consolidated balance sheet as of September 30, 2012, as contained in the historical financial statements and notes thereto presented in the Partnership’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2012.

(B)	The pro forma adjustments represent the elimination of the assets and liabilities of the Property sold. These adjustments also include the receipt of cash proceeds of approximately $2,877,000, net of adjustments and costs of approximately $323,000 and the buyer’s issuance of a promissory note to the Partnership (the “Note”), in the amount of $4,800,000, bearing interest at the rate of 5.5% per annum.

(B1) Represents the sale of the Property’s assets and liabilities

(B2) Represents net proceeds received by the Partnership upon sale of the Property

(B3) Represents the estimated loss on sale recognized by the Partnership upon completion of the sale transaction as if the sale occurred as of September 30, 2012

(C)	Reflects the consolidated results of operations for the Partnership for the nine months ended September 30, 2012 and 2011 and the years ended December 31, 2011, 2010 and 2009, respectively, as contained in the historical financial statements and notes thereto in the Partnership’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2012 and Annual Report on Form 10-K for the year ended December 31, 2011.

(D)	Represents revenues and expenses of the Property sold for the nine months ended September 30, 2012 and 2011 and the years ended December 31, 2011, 2010 and 2009, respectively.

(E)	Represents an adjustment made to interest income to reflect the expected earnings from the buyer’s issuance of the Note to the Partnership in the amount of $4,800,000, bearing interest at the rate of 5.5% per annum. It is management’s best estimate that the Partnership will earn interest only during the Note’s initial term and that the buyer will not elect to extend the maturity date.